                                                                    EXHIBIT 10.4

[POPULAR, INC. LOGO]

November 1, 2004

PERSONAL AND CONFIDENTIAL
Mr. William J. Teuber
EMC Corporation
176 South Street
Hopkinton, MA 01748

Dear Mr. Teuber:

We are very pleased to have you on the Board of Directors of Popular, Inc. (the "Corporation").

I make reference to the letter dated July 16, 2004 which sets forth the general terms of your compensation as director of the Corporation. This is to clarify that such terms have been adjusted to reflect that your term as director of the Corporation commenced on the date hereof. Consequently, the Annual Retainer Fee for the period ending on the day the 2005 annual meeting of shareholders of the Corporation is held will be adjusted to $10,000 and the grant payable in Restricted Stock of the Corporation will be in the amount of $17,500.

Please do not hesitate to contact me or Ms. Marta Kury-Latorre, Esq. at 787-758-7208 or 787-753-1017, respectively, if you have any comments or questions.

Cordially,

Brunilda Santos de Alvarez
Executive Vice President
Chief Legal Officer &
Assistant Secretary of the Board

[POPULAR, INC. LOGO]

July 16, 2004

PERSONAL AND CONFIDENTIAL
Mr. William J. Teuber
EMC Corporation
176 South Street
Hopkinton, MA 01748

Dear Mr. Teuber:

We are very pleased to have you on the Board of Directors (the "Board") of Popular, Inc. (the "Corporation"), and are writing to set forth the general terms of your compensation as a Director, pursuant to resolutions adopted by the Board (without your participation) on July 14, 2004. These terms are, of course, subject to future modification by the Board.

As compensation for your services, you will receive:

      - An annual retainer fee (the "Annual Retainer") of $15,000 for the period ending on the day the 2005 annual meeting of shareholders of the Corporation is held and $20,000 for each subsequent twelve month period that you are a Director or $25,000 if you are elected Chairman of any Board committee;

      - $1,000 for each meeting of the Board or of a Board committee that you attend (the "Meeting Fee"); and

      - A grant of $26,250 payable in Restricted Stock of Popular, Inc. (the "Restricted Stock") under the Popular, Inc. 2004 Omnibus Incentive Plan (the "Omnibus Plan") for the period ending on the day the 2005 annual meeting of shareholders of the Corporation is held and an annual grant of $35,000 payable in Restricted Stock under the Omnibus Plan for each subsequent twelve month period that you are a Director.

The Annual Retainer will be paid annually in advance, within the 30 days following the annual Corporation's shareholder meeting, in cash unless you elect to receive payment in Restricted Stock. The Annual Retainer for the period ending on the day the 2005 annual meeting of shareholders of Popular is held will be paid on August 16, 2004. The Meeting Fee may be paid in cash on a per meeting basis or quarterly in arrears in Restricted Stock. The number of shares of Restricted Stock to be delivered in payment of an Annual

Retainer and/or Meeting Fee shall be determined based on the per share closing price of the Corporation's common stock on the date payment is made and the amount of the Annual Retainer and/or Meeting Fee owed you.

If you elect to receive payment in the form of Restricted Stock, such shares shall be subject to the terms of the Annual Retainer and/or Meeting Fee Restricted Stock Agreement (attached hereto). If you elect to receive Restricted Stock you must return to us the attached Director Compensation Election Form and the executed Annual Retainer and/or Meeting Fee Restricted Stock Agreement. If you do not provide us with a completed election form prior to such date, the Annual Retainer will be paid to you annually in advance in cash and the Meeting Fee will be paid in cash on a per meeting basis. Once you have made an election to receive Restricted Stock, the election will be applicable to all future payments of the Annual Retainer and/or Meeting Fee, unless you notify us in writing of your desire to no longer receive Restricted Stock. In such case, your notice will apply to compensation payable for the year following receipt of the notice.

If you do not currently elect to receive the Annual Retainer and/or the Meeting Fee in the form of Restricted Stock, you may make such an election for future payments of either compensation element, by sending us a written notice with respect to the Annual Retainer, at least 30 days prior to the date of such year's annual meeting of the Corporation's shareholders for which the election would be in effect and, with respect to the Meeting Fees, at least 30 days prior to Board of Director's meeting for which you want to commence receiving the Meeting Fee in the form of Restricted Stock.

An election to receive the Annual Retainer and/or Meeting Fee in the form of Restricted Stock will result in deferral of taxation of those amounts until such later year as the restrictions lapse.

Dividends paid on your Restricted Stock will be reinvested in your name in the Popular, Inc. Dividend Reinvestment Plan. The dividend will be subject to Puerto Rico income taxes in the year paid by the Corporation at a special 10% rate.

Your grant of Restricted Stock is covered by a separate agreement attached hereto. We have enclosed the following documents in connection with the foregoing:

      1.    Director Compensation Election Form,

      2.    Annual Grant Restricted Stock Agreement,

      3.    Annual Retainer and/or Meeting Fee Restricted Stock Agreement, and

      4.    Omnibus Plan

Please complete and sign the Director Compensation Election Form and sign the Annual Grant Restricted Stock Agreement where indicated. If you elect to receive payment of the

Annual Retainer and/or the Meeting Fee in Restricted Stock, please sign the Annual Retainer and/or Meeting Fee Restricted Stock Agreement. Return all of the executed documents to Marie Reyes Rodriguez at the Corporate Secretary's Office. Please retain a copy of these documents for your records.

Once more, thank you for joining the Board of Directors of Popular, Inc. We look forward to working with you.

Cordially,

Brunilda Santos de Alvarez
Executive Vice President
Chief Legal Officer &
Assistant Secretary of the Board

                              [POPULAR, INC. LOGO]

                       DIRECTOR COMPENSATION ELECTION FORM

I have received Popular, Inc.'s letter dated July 16, 2004 informing me of my compensation as a member of the Board of Directors of Popular, Inc. I am in agreement with the terms set forth therein.

In connection therewith, I hereby make the following elections with respect to my future compensation as a member of the Board of Directors of Popular, Inc.:

                                 ANNUAL RETAINER

                              ANNUALLY IN ADVANCE
                                             RESTRICTED
                            CASH               STOCK

                                   MEETING FEE
                                            QUARTERLY
                          MONTHLY           RESTRICTED
                        (CASH ONLY)           STOCK

I understand that an election to defer receipt of any amounts due me will not change the nature of the compensation to be received. Amounts received will be taxed as ordinary income when received.

                                                      __________________________

                                                Name: __________________________

                                                Date: __________________________

                              [POPULAR, INC. LOGO]

                                  ANNUAL GRANT
                           RESTRICTED STOCK AGREEMENT

      This Annual Grant Restricted Stock Agreement ("Agreement") by and between Popular, Inc. (the "Corporation") and William J. Teuber ("Director") is entered pursuant to the meeting of the Board of Directors of the Corporation held on the 14th day of July 2004, whereby the Corporation in consideration of Director's services as a member of the Board of Directors of the Corporation and/or its wholly owned subsidiary, Banco Popular de Puerto Rico ("BPPR"), granted to the Director a number of restricted shares of the Corporation's Common Stock (the "Restricted Stock") subject to the terms and conditions hereinafter set forth and the terms and conditions of the Popular, Inc. 2004 Omnibus Incentive Plan (the "Plan"), a copy of which is attached hereto as Exhibit A. Capitalized terms not otherwise defined herein shall having the meaning ascribed them in the Plan.

      1. NUMBER OF SHARES. Pursuant to the terms of the Director's Compensation letter dated July 16, 2004, the Corporation has agreed to grant to the Director TWENTY-SIX THOUSAND TWO HUNDRED FIFTY DOLLARS ($26,250) worth of Restricted Stock for the period ending on the day the 2005 annual meeting of the Corporation's shareholders is held and an annual grant of THIRTY FIVE THOUSAND DOLLARS ($35,000) for each subsequent year the Director is such of the Corporation and/or BPPR, based on the per share closing price of the Corporation's Common Stock on the Grant Date. The Grant Date shall be the day the Restricted Stock is purchased for the Director which date shall be August 16, 2004 with respect to the period ending the day of the 2005 annual meeting of shareholders of the Corporation and with respect to subsequent annual grants, within the 30 days following the annual meeting of the Corporation's shareholders. For all purposes the Grant Price shall be zero ($0).

      The Restricted Stock shall be subject to all the terms, conditions, and restrictions set forth in this Agreement and the Plan. In the event any stock dividend, stock split, recapitalization or other change affecting the outstanding common stock of the Corporation as a class is effected without consideration, then any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) that is by reason of any such transaction distributed with respect to shares of Restricted Stock will be immediately subject to the provisions of this Agreement in the same manner and to the same extent as the Restricted Stock with respect to which such change was effected. Cash dividends paid on Restricted Stock shall be reinvested in Common Stock through the Corporation's Dividend Reinvestment Plan.

      2. FORFEITURE AND TRANSFER RESTRICTIONS. All Restricted Stock granted to Director shall be issued and delivered on the Grant Date. In the event Director's relationship with the Corporation or BPPR, as applicable, is terminated for Cause (as defined in the Plan), or if Director, Director's legal representative, or other holder of the Restricted Stock attempts to sell, exchange, transfer, pledge, or otherwise dispose of any Restricted Stock, all Restricted Stock will be immediately forfeited without any further action by the Corporation.

      Restricted Stock may not be assigned, transferred, pledged or otherwise disposed of in any way other than by the Last Will and Testament of the Director or the laws of descent and distribution, subject to the bylaws of the Corporation. Any Restricted Stock held by a beneficiary shall be subject to the restrictions imposed on such Restricted Stock. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect.

      3. SECURITIES LAW COMPLIANCE. Notwithstanding anything to the contrary contained herein, no shares under this Agreement may be granted unless the shares of Restricted Stock issuable upon such grant are then registered under the Securities Act of 1933, as amended (the "Securities Act") or, if such shares of Restricted Stock are not then so registered, the Corporation has determined that such grant and issuance would be exempt from the registration requirements of the Securities Act. The grant of shares must also comply with other applicable laws and regulations governing the grant, and no grant of shares will be permitted if the Corporation determines that such purchase would not be in material compliance with such laws and regulations.

      4. STOCK LEGEND. The Corporation and Director agree that all certificates representing all shares of Restricted Stock that at any time are subject to the provisions of this Agreement and the Plan will have endorsed upon them in bold-faced type a legend substantially in the following form:

      THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF AN ANNUAL GRANT RESTRICTED STOCK AGREEMENT BETWEEN THE CORPORATION AND THE INITIAL HOLDER OF THE SHARES. THE ANNUAL GRANT RESTRICTED STOCK AGREEMENT MAY GRANT CERTAIN PURCHASE OPTIONS TO THE CORPORATION, PROVIDES FOR FORFEITURE OF THE STOCK IN CERTAIN CIRCUMSTANCES, AND IMPOSES RESTRICTIONS ON THE TRANSFER OF THESE SHARES. A COPY OF THE ANNUAL GRANT RESTRICTED STOCK AGREEMENT IS ON DEPOSIT AT THE PRINCIPAL OFFICE OF THE CORPORATION AND WILL BE FURNISHED BY THE CORPORATION TO THE REGISTERED HOLDER HEREOF UPON WRITTEN REQUEST.

      5. AGREEMENT NOT A SERVICE CONTRACT. This Agreement is not an employment or service contract, and nothing in this Agreement nor the Plan shall be deemed to create in any way whatsoever any obligation for the Director to continue his relationship with the Corporation or BPPR, as applicable, or of the Corporation or BPPR, as applicable, to continue the relationship with the Director.

      6. SECTION 83(b) ELECTION. Director acknowledges that if he is subject to taxation under the United States Internal Revenue Code of 1986, as amended (the "Code"), under Section 83(b) of the Code, the difference between the Grant Price and its fair market value at the time any forfeiture restrictions applicable to such Restricted Stock lapse is reportable as ordinary income at that time. For this purpose, the term "forfeiture restrictions" includes the forfeiture provisions, and restrictions described in Section 2 of this Agreement.

      Notwithstanding the preceding, Director understands that he or she may elect to be taxed at the time the Restricted Stock is acquired hereunder, rather than when and as such Restricted Stock ceases to be subject to such forfeiture restrictions, by filing an election under Section 83(b) of the Code with the Internal Revenue Service within 30 days after the Grant Date. If the Grant Price equals the fair market value of the Restricted Stock on such date, or if it is likely that the fair market value of the Restricted Stock at the time any forfeiture restrictions lapse will exceed the Grant Price, the election may avoid adverse tax consequences in the future. A form for making this election is attached as Exhibit B. Director understands that the failure to make this filing within said 30 day period will result in the recognition of ordinary income by Director (in the event the fair market value of the Restricted Stock increases after Grant Date) as the forfeiture restrictions lapse. Director acknowledges that it is his or her sole responsibility, and not the Corporation's, to file a timely election under Section 83(b). Director further acknowledges that the election under Section 83(b) is an election that must be made with respect to each separate grant of Restricted Stock that is subject to this Agreement.

      7. NOTICES. Any notices provided for in this Agreement or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Corporation to the Director, five (5) days after deposit in the United States mail, postage prepaid, addressed to the Director at the last address the Director provided to the Corporation and/or BPPR. Notice to the Corporation and/or BPPR shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by mail to the Corporation and/or BPPR by the Director, five
(5) days after deposit in the United States mail, postage prepaid, addressed to Chief Legal Officer, Popular, Inc./Banco Popular de Puerto Rico, Board of Directors (751), PO Box 362708, San Juan, Puerto Rico 00936-2708.

      8. RIGHTS AS A SHAREHOLDER. Except for the restrictions set forth in this Agreement and the Plan and unless otherwise determined by the Corporation, the Director shall be entitled to all of the rights of a shareholder with respect to the shares of Restricted Stock awarded pursuant to this Agreement including the right to vote such shares of Restricted Stock and to receive dividends and other distributions (if any) payable with respect to such shares. Provided, however, that cash dividends paid on Restricted Stock shall be reinvested in Common Stock through the Corporation's Dividend Reinvestment Plan.

      9. TAX WITHHOLDING. The Corporation may withhold or cause to be withheld from any Restricted Stock grant (or Director's compensation) any Federal, Puerto Rico, state or local taxes required by law to be withheld with respect to such Restricted Stock grant. By acceptance of this Agreement, Director agrees to such deductions.

      10. GOVERNING LAW. All questions arising with respect to this Agreement and the provisions of the Plan shall be determined by application of the laws of the Commonwealth of Puerto Rico except to the extent such governing law is preempted by Federal law. The obligation of the Corporation to grant and deliver Restricted Stock under this Agreement is subject to applicable laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Restricted Stock.

      11. SEVERABILITY. If any provision of this Agreement is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of the

Agreement, but such provision shall be fully severable and the Agreement shall be construed and enforced as if the illegal or invalid provision had never been included in the Agreement.

      12. SUCCESSORS. This Agreement shall be binding upon the Director, his legal representatives, heirs, legatees, distributees, and shall be binding upon the Corporation and its successors and assigns.

      IN WITNESS WHEREOF, the parties hereto have entered into this Agreement this 16th day of July 2004.

                                             POPULAR, INC.

                                             By:   _____________________________

                                             Name: _____________________________

                                             Title:  ___________________________

                                             DIRECTOR:

                                                    ____________________________

                                             Name:  ____________________________

                                    EXHIBIT B

                             SECTION 83(b) STATEMENT

      This statement is being made under Section 83(b) of the Internal Revenue Code, pursuant to Treas. Reg. Section 1.83-2.

      The person who performed the services is:

      Name:    ___________________________________
      Address: ___________________________________
               ___________________________________

      Taxpayer Identification No.: ______________

      Taxable Year: Calendar Year

      The property with respect to which the election is being made is _______ shares of Common Stock of Popular, Inc. (the "Restricted Stock").

      The property was issued on __________, 2004.

      The property is subject to forfeiture if for any reason stockholder's relationship with the issuer is terminated prior to vesting of the property. The forfeiture provision lapses according to Section 2 of the Agreement.

      The fair market value at the time of transfer (determined without regard to any restriction other than a restriction that by its terms will never lapse) is $________ per share.

      The value of such property was $________ per share on the Grant Date.

      A copy of this statement is being furnished to Popular, Inc., for whom Director rendered the service underlying the transfer of property.

      This statement is executed as of ___________________, 2004.

                                                 _______________________________
                                                 Director

                              [POPULAR, INC. LOGO]

                       ANNUAL RETAINER AND/OR MEETING FEE
                           RESTRICTED STOCK AGREEMENT

      This Annual Retainer and/or Meeting Fee Restricted Stock Agreement ("Agreement") by and between Popular, Inc. (the "Corporation") and William J. Teuber ("Director") is entered pursuant to the meeting of the Board of Directors of the Corporation held the 14th day of July 2004, whereby the Corporation in consideration of Director's services as a member of the Board of Directors of the Corporation and/or its wholly owned subsidiary, Banco Popular de Puerto Rico ("BPPR"), granted to the Director certain compensation for his services as such and Director elected to receive some or all of such compensation in a number of restricted shares of the Corporation's Common Stock (the "Restricted Stock"), subject to the terms and conditions hereinafter set forth and the terms and conditions of the Popular, Inc. 2004 Omnibus Incentive Plan (the "Plan"), a copy of which is attached hereto as Exhibit A. Capitalized terms not otherwise defined herein shall having the meaning ascribed them in the Plan.

      8. NUMBER OF SHARES. Pursuant to the terms of the Director's Compensation letter dated July 16, 2004 (the "Compensation Letter"), the Corporation and/or BPPR has agreed to pay the Director certain compensation and the Director has elected to receive such compensation in the form of Restricted Stock. The number of shares of Restricted Stock shall be based on the per share closing price of the Corporation's Common Stock on the Grant Date and the total amount of compensation owed to the Director on the Grant Date. The Grant Date shall be the day the Restricted Stock is purchased for the Director which date shall be within the 30 days following the date the compensation is payable to the Director pursuant to the Compensation Letter. For all purposes the Grant Price shall be zero ($0).

      The Restricted Stock shall be subject to all the terms, conditions, and restrictions set forth in this Agreement and the Plan. In the event any stock dividend, stock split, recapitalization or other change affecting the outstanding common stock of the Corporation as a class is effected without consideration, then any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) that is by reason of any such transaction distributed with respect to shares of Restricted Stock will be immediately subject to the provisions of this Agreement in the same manner and to the same extent as the Restricted Stock with respect to which such change was effected. Cash dividends paid on Restricted Stock shall be reinvested in Common Stock through the Corporation's Dividend Reinvestment Plan.

      9. FORFEITURE AND TRANSFER RESTRICTIONS. All Restricted Stock granted to Director shall be issued and delivered on the Grant Date. In the event Director's relationship with the Corporation or BPPR, as applicable, is terminated for Cause (as defined in the Plan), or if Director, Director's legal representative, or other holder of the Restricted Stock attempts to sell, exchange, transfer, pledge, or otherwise dispose of any Restricted Stock, all Restricted Stock will be immediately forfeited without any further action by the Corporation.

      Restricted Stock may not be assigned, transferred, pledged or otherwise disposed of in any way other than by the Last Will and Testament of the Director or the laws of descent and distribution, subject to the bylaws of the Corporation. Any Restricted Stock held by a beneficiary shall be subject to the restrictions imposed on such Restricted Stock. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect.

      10. SECURITIES LAW COMPLIANCE. Notwithstanding anything to the contrary contained herein, no shares under this Agreement may be granted unless the shares of Restricted Stock issuable upon such grant are then registered under the Securities Act of 1933, as amended (the "Securities Act") or, if such shares of Restricted Stock are not then so registered, the Corporation has determined that such grant and issuance would be exempt from the registration requirements of the Securities Act. The grant of shares must also comply with other applicable laws and regulations governing the grant, and no grant of shares will be permitted if the Corporation determines that such purchase would not be in material compliance with such laws and regulations.

      11. STOCK LEGEND. The Corporation and Director agree that all certificates representing all shares of Restricted Stock that at any time are subject to the provisions of this Agreement and the Plan will have endorsed upon them in bold-faced type a legend substantially in the following form:

      THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF AN ANNUAL RETAINER AND/OR MEETING FEE RESTRICTED STOCK AGREEMENT BETWEEN THE CORPORATION AND THE INITIAL HOLDER OF THE SHARES. THE ANNUAL RETAINER AND/OR MEETING FEE RESTRICTED STOCK AGREEMENT MAY GRANT CERTAIN PURCHASE OPTIONS TO THE CORPORATION, PROVIDES FOR FORFEITURE OF THE STOCK IN CERTAIN CIRCUMSTANCES, AND IMPOSES RESTRICTIONS ON THE TRANSFER OF THESE SHARES. A COPY OF THE ANNUAL RETAINER AND/OR MEETING FEE RESTRICTED STOCK AGREEMENT IS ON DEPOSIT AT THE PRINCIPAL OFFICE OF THE CORPORATION AND WILL BE FURNISHED BY THE CORPORATION TO THE REGISTERED HOLDER HEREOF UPON WRITTEN REQUEST.

      12. AGREEMENT NOT A SERVICE CONTRACT. This Agreement is not an employment or service contract, and nothing in this Agreement nor the Plan shall be deemed to create in any way whatsoever any obligation for the Director to continue his relationship with the Corporation or BPPR, as applicable, or of the Corporation or BPPR, as applicable, to continue the relationship with the Director.

      13. SECTION 83(b) ELECTION. Director acknowledges that if he is subject to taxation under the United States Internal Revenue Code of 1986, as amended (the "Code"), under Section 83(b) of the Code, the difference between the Grant Price and its fair market value at the time any forfeiture restrictions applicable to such Restricted Stock lapse is reportable as ordinary income at that time. For this purpose, the term "forfeiture restrictions" includes the forfeiture provisions, and restrictions described in Section 2 of this Agreement.

      Notwithstanding the preceding, Director understands that he or she may elect to be taxed at the time the Restricted Stock is acquired hereunder, rather than when and as such Restricted Stock ceases to be subject to such forfeiture restrictions, by filing an election under Section 83(b) of the Code with the Internal Revenue Service within 30 days after the Grant Date. If the Grant Price equals the fair market value of the Restricted Stock on such date, or if it is likely that the fair market value of the Restricted Stock at the time any forfeiture restrictions lapse will exceed the Grant Price, the election may avoid adverse tax consequences in the future. A form for making this election is attached as Exhibit B. Director understands that the failure to make this filing within said 30 day period will result in the recognition of ordinary income by Director (in the event the fair market value of the Restricted Stock increases after Grant Date) as the forfeiture restrictions lapse. Director acknowledges that it is his or her sole responsibility, and not the Corporation's, to file a timely election under Section 83(b). Director further acknowledges that the election under Section 83(b) is an election that must be made with respect to each separate grant of Restricted Stock that is subject to this Agreement.

      14. NOTICES. Any notices provided for in this Agreement or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Corporation to the Director, five (5) days after deposit in the United States mail, postage prepaid, addressed to the Director at the last address the Director provided to the Corporation and/or BPPR. Notice to the Corporation and/or BPPR shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by mail to the Corporation and/or BPPR by the Director, five
(5) days after deposit in the United States mail, postage prepaid, addressed to Chief Legal Officer, Popular, Inc./Banco Popular de Puerto Rico, Board of Directors (751), PO Box 362708, San Juan, Puerto Rico 00936-2708.

      8. RIGHTS AS A SHAREHOLDER. Except for the restrictions set forth in this Agreement and the Plan and unless otherwise determined by the Corporation, the Director shall be entitled to all of the rights of a shareholder with respect to the shares of Restricted Stock awarded pursuant to this Agreement including the right to vote such shares of Restricted Stock and to receive dividends and other distributions (if any) payable with respect to such shares. Provided, however, that cash dividends paid on Restricted Stock shall be reinvested in Common Stock through the Corporation's Dividend Reinvestment Plan.

      9. TAX WITHHOLDING. The Corporation may withhold or cause to be withheld from any Restricted Stock grant (or Director's compensation) any Federal, Puerto Rico, state or local taxes required by law to be withheld with respect to such Restricted Stock grant. By acceptance of this Agreement, Director agrees to such deductions.

      10. GOVERNING LAW. All questions arising with respect to this Agreement and the provisions of the Plan shall be determined by application of the laws of the Commonwealth of Puerto Rico except to the extent such governing law is preempted by Federal law. The obligation of the Corporation to grant and deliver Restricted Stock under this Agreement is subject to applicable laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Restricted Stock.

      11. SEVERABILITY. If any provision of this Agreement is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of the Agreement, but such provision shall be fully severable and the Agreement shall be construed and enforced as if the illegal or invalid provision had never been included in the Agreement.

      12. SUCCESSORS. This Agreement shall be binding upon the Director, his legal representatives, heirs, legatees, distributees, and shall be binding upon the Corporation and its successors and assigns.

      IN WITNESS WHEREOF, the parties hereto have entered into this Agreement this 16th day of July 2004.

                                           POPULAR, INC.

                                           By:   _______________________________

                                           Name: _______________________________

                                           Title:  _____________________________

                                           DIRECTOR:

                                                  ______________________________

                                           Name:  ______________________________

                                    EXHIBIT B

                             SECTION 83(b) STATEMENT

      This statement is being made under Section 83(b) of the Internal Revenue Code, pursuant to Treas. Reg. Section 1.83-2.

      The person who performed the services is:

      Name:    ___________________________________
      Address: ___________________________________
               ___________________________________

      Taxpayer Identification No.: ______________

      Taxable Year: Calendar Year

      The property with respect to which the election is being made is _______ shares of Common Stock of Popular, Inc. (the "Restricted Stock").

      The property was issued on __________, 2004.

      The property is subject to forfeiture if for any reason stockholder's relationship with the issuer is terminated prior to vesting of the property. The forfeiture provision lapses according to Section 2 of the Agreement.

      The fair market value at the time of transfer (determined without regard to any restriction other than a restriction that by its terms will never lapse) is $________ per share.

      The value of such property was $______ per share on the Grant Date.

      A copy of this statement is being furnished to Popular, Inc., for whom Director rendered the service underlying the transfer of property.

      This statement is executed as of ___________________, 2004.

                                                 _______________________________
                                                             Director